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                                                                     EXHIBIT 4.4

                       SPECIMEN ORDINARY STOCK CERTIFICATE

                                  NUMBER SHARES

                      _________ TONGXIN INTERNATIONAL LTD.

                           TONGXIN INTERNATIONAL LTD.

               FORMED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

                                  ORDINARY STOCK

CUSIP _____________
                                 SEE REVERSE FOR
                               CERTAIN DEFINITIONS

THIS CERTIFIES THAT ___________________________________________________________

IS THE OWNER OF FULLY PAID AND NON ASSESSABLE SHARES OF THE PAR VALUE OF U.S. $.0001 EACH OF THE ORDINARY STOCK OF

                           TONGXIN INTERNATIONAL LTD.

          TRANSFERABLE ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY
         AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY
                 ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS
              COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY
                 THE REGISTRAR. WITNESS THE SEAL OF THE COMPANY
               AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED
                                    OFFICERS.

DATED:

                           TONGXIN INTERNATIONAL LTD.
                                      SEAL
                             BRITISH VIRGIN ISLANDS
                                      2008

___________________________________       _______________________________
Chairman of the Board                     Secretary

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM: as tenants in Common                   UNIF GIFT MIN ACT

TEN ENT: as tenants by the entireties           CUSTODIAN ____________

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JT-TEN: as joint tenants with the right         MINOR __________________
        of survivorship

        And not as tenants in common            STATE _____________________

Additional Abbreviations may also be used though not in the above list.

                           TONGXIN INTERNATIONAL LTD.

The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Ordinary Stock (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

      FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER
UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________ SHARES OF THE ORDINARY
STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

__________________________________________________ ATTORNEY TO TRANSFER THE SAID
STOCK ON THE BOOKS OF THE WITHIN NAMED COMPANY WILL FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED __________________

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                 NOTICE: The signature to this assignment must
                    correspond with the name as written upon
                      the face of the certificate in every
                        particular, without alteration or
                       enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

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